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                         NOTICE OF GUARANTEED DELIVERY
                                       TO
                         TENDER SHARES OF COMMON STOCK
                                       OF

                                COACH USA, INC.

     As set forth in Section 3 of the Offer to Purchase described below, this instrument or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Shares (as defined below) are not immediately available or the certificates for Shares and all other required documents cannot be delivered to IBJ Whitehall Bank & Trust Company (the "Depositary") on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mailed to the Depositary.

                        The Depositary for the Offer is:

                       IBJ WHITEHALL BANK & TRUST COMPANY

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                   By Mail:                         By Hand/Overnight Courier Delivery:
                 P.O. Box 84                                  One State Street
            Bowling Green Station                            New York, NY 10004
           New York, NY 10274-0084                Attn: Securities Processing Window, SC-1
       Attn: Reorganization Department
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                           By Facsimile Transmission:
                                 (212) 858-2611

                             Confirm by Telephone:
                                 (212) 858-2103

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.
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Ladies and Gentlemen:

     The undersigned hereby tender(s) to SCH Holdings Corp., a Delaware corporation and a wholly owned subsidiary of Stagecoach Holdings plc, a public limited company organized under the laws of Scotland, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 18, 1999 (the "Offer to Purchase"), and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Common Stock, par value $0.01 per share (the "Shares"), of Coach USA, Inc., a Delaware corporation, indicated below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.
                                   SIGN HERE

 Number of Shares:
 ----------------------------------

 Certificate No(s) (if available):

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 If Securities will be tendered by
 book-entry transfer:
 ----------------------------------

 Name of Tendering Institution:

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 Account No.:
 ------------------------------------- at
 [ ] The Depository Trust Company
 [ ] Philadelphia Depository Trust Company

 Dated:
 ----------------------------------------------
Name(s) of Record Holder(s):

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                                (Please Print)

Address(es):
----------------------------------------

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                                                                     (Zip Code)
Area Code and Telephone No(s):

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Signature(s):
----------------------------------------

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"),
 (b) represents that such tender of Shares complies with Rule 14e-4, and (c) guarantees to deliver to the Depositary either the certificates evidencing all tendered Shares, in proper form for transfer, or to deliver Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility"), in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

 Name of Firm:
 --------------------------------------

 -----------------------------------------------------
                             (Authorized Signature)

 Address:
 --------------------------------------------

 -----------------------------------------------------
                                                                      (Zip Code)
Title:
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Name:
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                            (Please Print or Type)

Area Code and Telephone No.:
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Dated:
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DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES FOR SHARES
SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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